UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
 ____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 18, 2021

FORMFACTOR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road
Livermore,	CA		94551
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FORM	Nasdaq Global Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

FormFactor, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on May 14, 2021 online via live webcast. At the meeting, the Company’s stockholders voted on the following four (3) proposals and cast their votes as follows:

Proposal 1: Election of two Class III directors to the Company’s Board of Directors, each to serve on the Company’s Board for a term of three years or until their successor has been elected and qualified or until their earlier death, resignation or removal. The director nominees were:

Nominee	For	Against	Abstain	Broker Non-Votes
Class III
Rebecca Obregon-Jimenez	67,333,187	597,066	54,449	5,580,588
Kelley Steven-Waiss	65,283,793	2,643,056	57,853	5,580,588

Each director nominee was elected a director of the Company. Following the Annual Meeting, the membership of the Company’s board of directors comprises of Tom St. Dennis*, Michael D. Slessor, Raymond A. Link(1)(3), Lothar Maier(1)(3), Rebeca Obregon-Jimenez(2), Sheri Rhodes(3), and Kelley Steven-Waiss(1)(2).

*    Chairperson of the Board of Directors.
(1)    Current member of the Governance and Nominating Committee with Mr. Maier as Chairperson.
(2)    Current member of the Compensation Committee with Ms. Steven-Waiss as Chairperson.
(3)    Current member of the Audit Committee with Mr. Link as Chairperson.

Proposal 2: Non-binding advisory vote to approve the Company's executive compensation:

For	Against	Abstain	Broker Non-Vote
67,328,080	582,038	74,584	5,580,588

The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement relating to the Annual Meeting.

Proposal 3: Ratification of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2021:

For	Against	Abstain
71,307,325	2,209,533	48,432

This proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	May 18, 2021	By:	/s/ JASON COHEN
			Name:	Jason Cohen
			Title:	Vice President,
General Counsel and Secretary